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                                                                      EXHIBIT 21

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                                                          Organized under law
                                                                   of
                                                          --------------------
UNIVERSAL CORPORATION.................................... Virginia
B. V. European Tobacco Company........................... Netherlands
B.V. Deli-HTL Tabak Maatschappij......................... Netherlands
Beleggings-en Beheermaatschappij "DE Amstel" B.V. ....... Netherlands
Casa Exported Limited.................................... Virginia
Casalee (UK) Ltd. ....................................... United Kingdom
Casalee Transtobac (PVT) Ltd. ........................... Zimbabwe
Casalee Transtobac Lieferanten A.G. ..................... Switzerland
Casalee, Inc. ........................................... Virginia
Companhia Panamericana de Tabacos "Copata"............... Dominican Republic
Continental Tobacco, S.A. ............................... Switzerland
Corrie, MacColl & Son Ltd. .............................. United Kingdom
Deli Maatschappij B.V. .................................. Netherlands
Deli Services B.V. ...................................... Netherlands
Deli Universal, Inc. .................................... Virginia
Deli-Mij Holdings Ltd. .................................. United Kingdom
Deltafina, S.p.A. ....................................... Italy
Dunnington-Beach Tobacco Company, Incorporated........... Virginia
Ermor Tabarama-Tabacos do Brasil Ltda. .................. Brazil
Gebruder Kulenkampff AG.................................. Germany
Gebruder Kulenkampff, Inc. .............................. Virginia
Grassland Holding, Incorporated.......................... Kentucky
Handelmatschappij Steffex B.V. .......................... Netherlands
Harkema Services, Inc. .................................. Virginia
Heuvelman Holding B.V. .................................. Netherlands
Heuvelman Hout Beheer B.V. .............................. Netherlands
HTC Commodities, Inc. ................................... Virginia
Imperial Commodities Corporation......................... California
Indoco International B.V. ............................... Netherlands
Industria AG............................................. Switzerland
Industria Exportadora de Tabacos Dominicanos "Inetab" C.
 por..................................................... Dominican Republic
Itofina, S.A. ........................................... Switzerland
J. P. Taylor Company, Incorporated....................... Virginia
Jongeneel B.V. .......................................... Netherlands
Jongeneel Holding B.V. .................................. Netherlands
L'Agricola, S.p.A. ...................................... Italy
Lancaster Leaf Tobacco Company of Pennsylvania, Inc. .... Virginia
Lancaster Philippines, Incorporated...................... Philippines
Lancotab, N.V. .......................................... Belgium
Latin America Tobacco Company............................ Virginia
Limbe Leaf Tobacco Company, Limited...................... Malawi
Lytton Tobacco Company (Malawi) Limited.................. Malawi
Lytton Tobacco Company (Private), Limited................ Zimbabwe
Maclin-Zimmer-McGill Tobacco Company, Incorporated....... Virginia
Madison Management Ltd. ................................. British Virgin Isles
N.V. Deli Universal...................................... Netherlands
Nyiregyhazi Dohanyfermentalo Rt. ........................ Hungary
Procesadora Unitab, S.A. ................................ Guatemala
Red River Commodities, Incorporated...................... North Dakota
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
Red River Foods, Inc. ..................................... Virginia
Simcoe Leaf Tobacco Company, Limited....................... Canada
Southern Processors, Incorporated.......................... Virginia
Southwestern Tobacco Company, Incorporated................. Virginia
Steffex Beheer B.V. ....................................... Netherlands
Tabacos Argentinos S.A. ................................... Argentina
Tabacos Del Pacifico Norte, S.A. De C.V. .................. Mexico
Tanzania Leaf Tobacco Co., Ltd............................. Tanzania
Tanzania Tobacco Processors LTD............................ Tanzania
Timmerfabriek Bouter En Zonen B. V. ....................... Netherlands
Tobacco Processors, Incorporated........................... Virginia
Tobacco Trading International, Inc. ....................... British Virgin Isles
Toutiana, S.A. ............................................ Switzerland
Ultoco, S.A. .............................................. Switzerland
Universal DC Holdings Ltd. ................................ USA/United Kingdom
Universal Eastern Europe Limited........................... United Kingdom
Universal Leaf (UK) Limited................................ USA/United Kingdom
Universal Leaf Export Company, Incorporated................ Guam
Universal Leaf Far East, Limited........................... Hong Kong
Universal Leaf International, Inc. ........................ Virginia
Universal Leaf North America NC, Inc. ..................... North Carolina
Universal Leaf P.H., Inc................................... Virginia
Universal Leaf Services International...................... United Kingdom
Universal Leaf Tabacos Limitada............................ Brazil
Universal Leaf Tobacco Company, Incorporated............... Virginia
Universal Leaf Tobacco Poland Sp. z o.o. .................. Poland
Van Rees B.V. ............................................. Netherlands
Van Rees Ceylon B.V. ...................................... Netherlands
Van Rees Ltd. ............................................. United Kingdom
W. H. Winstead Company, Incorporated....................... Virginia
Zimbabwe Leaf Tobacco Company (Private) Limited............ Zimbabwe
Zimleaf Holdings (Private), Limited........................ Zimbabwe
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